Exhibit 99(a)

News Release

5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary: Trustco Bank	NASDAQ -- TRST

Contact:	Kevin T. Timmons
Vice President/Treasurer
(518) 381-3607

FOR IMMEDIATE RELEASE:

TrustCo Announces Second Quarter Earnings
Net Income Up 9%

Glenville, New York –July 21, 2011

TrustCo Bank Corp NY (TrustCo, Nasdaq: TRST) today announced net income for the second quarter of 2011 of $7.8 million, up 9.0% over the prior-year period and equal to diluted earnings per share of $0.100, as compared to net income of $7.1 million and diluted earnings per share of $0.093 for the second quarter of 2010.   The second quarter of 2011 also saw continued core balance sheet growth.  Making the earnings announcement was Robert J. McCormick, President and Chief Executive Officer.  Mr. McCormick noted, “We are pleased that the second quarter resulted in solid earnings gains, continued core loan and deposit growth and a decline of approximately $2.7 million in nonperforming assets versus the first quarter, and look forward to the remainder of 2011 with optimism as our internal trends remain positive.  The banking industry still faces challenges, but the progress we have made this year has helped to position the Company for continued growth and profitability.”  Return on average equity and return on average assets were 11.76% and 0.77%, respectively, for the second quarter of 2011, compared to 11.34% and 0.75% for the second quarter of 2010.

For the first half of 2011 net income was $15.1 million and resulted in diluted earnings per share of $0.196, as compared to the first half of 2010 net income of $14.1 million and diluted earnings per share of $0.183.  Return on average assets and return on average equity were 0.76% and 11.69%, respectively, for the first six months of 2011 and 0.76% and 11.31% for the comparable period in 2010.

Subsequent to the end of the second quarter, the Company completed an offering of 15.6 million common shares, raising net proceeds of $68.1 million before direct costs.  On a pro-forma, consolidated basis, the Company’s ratio of tangible equity to tangible assets improved to approximately 8.1% with the additional capital, compared to the reported 6.6% as of June 30, 2011.  Mr. McCormick noted that “We are pleased to have been able to strengthen our capital position despite difficult market conditions and express our appreciation to all of our shareholders for their support.”

Mr. McCormick also noted “We continue to see some signs of economic improvement in the markets in which we operate, although some core problems remain, particularly high levels of unemployment. We believe our long-term focus on traditional lending criteria and conservative balance sheet management has helped us avoid most aspects of the problems that have afflicted many banks in recent years, which has enabled us to maintain a strong balance sheet and continued profitability.  As a result, we have been able to focus on conducting business, which has put us in a position to take advantage of the significant upheaval that customers of other banks have seen.  We are particularly encouraged by the continued growth of our core loan and deposit portfolios.”

TrustCo continued to report solid growth in loans and deposits on a year-over-year basis.  For the quarter ended June 30, 2011, average loans were up $86.7 million or 3.8% compared to the same period in 2010, while average deposits rose $226.6 million or 6.7% over the same period.  One new office was opened during the second quarter of 2011, bringing the total to 135.  Mr. McCormick noted that, “We are pleased with the progress that we have made in growing loans and deposits through our recently completed branch expansion program but are mindful that fully achieving our goals will take time and continued hard work.  We believe our success in growing customer relationships provides the basic building blocks that will help drive profit growth over the coming years.”

Nonperforming loans were $49.5 million as of June 30, 2011, compared to $50.4 million at March 31, 2011 and $48.8 million as of December 31, 2010, and remain at manageable levels.  Nonperforming assets declined to $54.4 million at the end of the second quarter, compared to $57.1 million at the end of the first quarter and from $56.2 million at the end of 2010.  At June 30, 2011, nonperforming loans were equal to 2.04% of total loans, compared to 2.14% at the end of the first quarter.  Nonperforming assets to total assets fell to 1.34% at June 30, 2011, compared to 1.42% at March 31, 2011.  The allowance for loan losses as a percentage of gross loans and as a multiple of net charge-offs remains strong.  Reserves to total loans was strengthened, increasing from 1.78% at December 31, 2010 to 1.85% at March 31, 2011 and to 1.88% at June 30, 2011, and covered annualized second quarter net charge-offs by 3.8 times, compared to 3.9 times for the first quarter of 2011.  The allowance for loan losses was unchanged at 0.9 times nonperforming loans.

Net interest margin for the second quarter of 2011 was 3.47%, up 7 basis points from the first quarter of 2011 and down 4 basis points compared to the second quarter of 2010.

The effective tax rate for the second quarter of 2011 was 35.5%, compared to 36.2% in the second quarter of 2010.  Third quarter 2010 income tax expense was affected by one time items that reduced the effective tax rate and are not expected to be repeated in 2011.

TrustCo Bank Corp NY is a $4.1 billion bank holding company and through its subsidiary, Trustco Bank, operates 135 offices in New York, New Jersey, Vermont, Massachusetts, and Florida.

In addition, the Bank operates a full service Trust Department.  The common shares of TrustCo are traded on the NASDAQ Global Select Market under the symbol TRST.

A conference call to discuss second quarter 2011 results will held at 9:00 a.m. Eastern Time on July 22, 2011.  Those wishing to participate in the call may dial toll-free 1-877-317-6789.  International callers must dial + 1-412-317-6789.   A replay of the call will be available until August 22, 2011 by dialing 1-877-344-7529 (1-412-317-0088 for international callers), Conference Number 10002245.  The call will also be audio webcast at:  https://services.choruscall.com/links/trst110922.html , and will be available until July 22, 2012.

Safe Harbor Statement
All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. The “forward-looking statements” may include statements regarding future events or performance and statements regarding TrustCo’s ability to offer and sell securities under its shelf registration statement. Such forward-looking statements are subject to factors that could cause actual results to differ materially for TrustCo from those discussed. TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect our actual results and could cause our actual financial performance to differ materially from that expressed in any forward-looking statement: credit risk, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, competition, the effect of changes in financial services laws and regulations (including laws concerning taxation, banking and securities), real estate and collateral values, changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board; changes in local market areas and general business and economic trends and the matters described under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2010, as amended, and in our subsequent securities filings.

TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)
(Unaudited)
	Three Months Ended
	06/30/11	03/31/11	06/30/10
Summary of operations
Net interest income (TE)	$34,183	32,924	32,314
Provision for loan losses	4,850	4,600	7,100
Net securities transactions	851	287	1,537
Noninterest income	3,720	3,984	4,114
Noninterest expense	21,552	20,846	19,235
Net income	7,766	7,382	7,124

Per common share
Net income per share:
- Basic	$0.100	0.096	0.093
- Diluted	0.100	0.096	0.093
Cash dividends	0.066	0.066	0.063
Tangible Book value at period end	3.47	3.34	3.31
Market price at period end	4.90	5.93	5.60

At period end
Full time equivalent employees	729	740	737
Full service banking offices	135	134	133

Performance ratios
Return on average assets	0.77%	0.75	0.75
Return on average equity	11.76	11.61	11.34
Efficiency (1)	51.33	52.18	50.62
Net interest spread (TE)	3.39	3.31	3.38
Net interest margin (TE)	3.47	3.40	3.51
Dividend payout ratio	65.37	68.67	67.43

Capital ratio at period end
Consolidated tangible equity to tangible assets (2)	6.59	6.44	6.65

Asset quality analysis at period end
Nonperforming loans to total loans	2.04	2.14	2.14
Nonperforming assets to total assets	1.34	1.42	1.44
Allowance for loan losses to total loans	1.88	1.85	1.68
Coverage ratio (3)	0.9	0.9	0.8

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(2)	The tangible equity ratio excludes $553,000 of intangibles from both equity and assets.
(3)	Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

FINANCIAL HIGHLIGHTS, Continued

(dollars in thousands, except per share data)
(Unaudited)
	Six Months Ended
	06/30/11	06/30/10
Summary of operations
Net interest income (TE)	$67,107	64,612
Provision for loan losses	9,450	11,800
Net securities transactions	1,138	1,541
Noninterest income	7,704	7,974
Noninterest expense	42,398	39,324
Net income	15,148	14,059

Per common share
Net income per share:
- Basic	$0.196	0.183
- Diluted	0.196	0.183
Cash dividends	0.131	0.125
Tangible Book value at period end	3.47	3.31
Market price at period end	4.90	5.60

Performance ratios
Return on average assets	0.76%	0.76
Return on average equity	11.69	11.31
Efficiency (1)	51.75	50.39
Net interest spread (TE)	3.35	3.43
Net interest margin (TE)	3.43	3.57
Dividend payout ratio	66.98	68.30

(1)	Calculated as noninterest expense (excluding ORE income/expense) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended
	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Interest and dividend income:
Interest and fees on loans	$32,184	31,677	32,122	32,297	31,976
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	3,791	3,199	2,465	2,805	3,588
State and political subdivisions	640	784	841	844	891
Mortgage-backed securities and collateralized mortgage obligations-residential	622	608	596	572	944
Corporate bonds	1,081	1,139	1,153	1,184	1,105
Other securities	89	61	133	96	64
Total interest and dividends on securities available for sale	6,223	5,791	5,188	5,501	6,592

Interest on held to maturity securities:
U. S. government sponsored enterprises	-	-	-	-	50
Mortgage-backed securities-residential	1,240	1,188	1,237	1,226	1,455
Corporate bonds	595	715	802	802	802
Total interest on held to maturity securities	1,835	1,903	2,039	2,028	2,307

Interest on federal funds sold and other short-term investments	254	246	259	258	228
Total interest income	40,496	39,617	39,608	40,084	41,103

Interest expense:
Interest on deposits:
Interest-bearing checking	70	65	87	167	172
Savings	885	933	867	823	857
Money market deposit accounts	1,184	1,227	1,406	1,350	1,342
Time deposits	4,099	4,443	4,890	5,753	6,432
Interest on short-term borrowings	382	407	427	438	455
Total interest expense	6,620	7,075	7,677	8,531	9,258

Net interest income	33,876	32,542	31,931	31,553	31,845

Provision for loan losses	4,850	4,600	5,500	5,900	7,100
Net interest income after provision for loan losses	29,026	27,942	26,431	25,653	24,745

Noninterest income:
Trust department income	1,186	1,574	1,195	1,261	1,176
Fees for services to customers	2,325	2,094	2,249	2,400	2,646
Net gain on securities transactions	851	287	877	934	1,537
Other	209	316	276	244	292
Total noninterest income	4,571	4,271	4,597	4,839	5,651

Noninterest expenses:
Salaries and employee benefits	7,000	7,026	7,208	6,567	6,556
Net occupancy expense	3,672	3,737	3,708	3,502	3,511
Equipment expense	1,481	1,332	1,421	1,333	1,464
Professional services	1,681	1,485	1,437	1,194	1,565
Outsourced services	1,350	1,350	1,210	1,409	1,418
Advertising expense	708	706	811	583	796
FDIC and other insurance	1,392	1,851	1,779	1,610	1,535
Other real estate expense, net	2,095	1,590	1,447	1,371	794
Other	2,173	1,769	1,635	1,415	1,596
Total noninterest expenses	21,552	20,846	20,656	18,984	19,235

Income before taxes	12,045	11,367	10,372	11,508	11,161
Income taxes	4,279	3,985	3,468	3,150	4,037

Net income	$7,766	7,382	6,904	8,358	7,124

Net income per Common Share:
- Basic	$0.100	0.096	0.090	0.109	0.093

- Diluted	0.100	0.096	0.090	0.109	0.093

Average basic shares (thousands)	77,363	77,241	77,113	76,990	76,649
Average diluted shares (thousands)	77,363	77,241	77,113	76,990	76,649

Note: Taxable equivalent net interest income	34,183	32,924	32,353	31,998	32,314

CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands, except per share data)
(Unaudited)
	Six Months Ended
	6/30/2011	6/30/2010

Interest and dividend income:
Interest and fees on loans	$63,861	63,729
Interest and dividends on securities available for sale:
U. S. government sponsored enterprises	6,990	7,185
State and political subdivisions	1,424	1,846
Mortgage-backed securities and collateralized mortgage obligations-residential	1,230	2,114
Corporate bonds	2,220	2,151
Other securities	150	182
Total interest and dividends on securities available for sale	12,014	13,478

Interest on held to maturity securities:
U. S. government sponsored enterprises	-	487
Mortgage-backed securities-residential	2,428	2,700
Corporate bonds	1,310	1,645
Total interest on held to maturity securities	3,738	4,832

Interest on federal funds sold and other short-term investments	500	392
Total interest income	80,113	82,431

Interest expense:
Interest on deposits:
Interest-bearing checking	135	341
Savings	1,818	1,666
Money market deposit accounts	2,411	2,621
Time deposits	8,542	13,251
Interest on short-term borrowings	789	911
Total interest expense	13,695	18,790
Net interest income
	66,418	63,641
Provision for loan losses	9,450	11,800
Net interest income after provision for loan losses	56,968	51,841

Noninterest income:
Trust department income	2,760	2,537
Fees for services to customers	4,419	4,939
Net gain on securities transactions	1,138	1,541
Other	525	498
Total noninterest income	8,842	9,515

Noninterest expenses:
Salaries and employee benefits	14,026	13,290
Net occupancy expense	7,409	7,012
Equipment expense	2,813	2,884
Professional services	3,166	2,968
Outsourced services	2,700	2,839
Advertising expense	1,414	1,322
FDIC and other insurance	3,243	3,057
Other real estate expense, net	3,685	2,747
Other	3,942	3,205
Total noninterest expenses	42,398	39,324

Income before taxes	23,412	22,032
Income taxes	8,264	7,973

Net income	$15,148	14,059

Net income per Common Share:
- Basic	$0.196	0.183

- Diluted	0.196	0.183

Average basic shares (thousands)	77,302	76,816
Average diluted shares (thousands)	77,302	76,816

Note: Taxable equivalent net interest income	67,107	64,612

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands)
(Unaudited)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
ASSETS:

Cash and due from banks	$41,229	37,022	44,067	39,201	39,850

Federal funds sold and other short term investments	479,647	353,566	400,183	331,329	501,957
Total cash and cash equivalents	520,876	390,588	444,250	370,530	541,807

Securities available for sale:
U. S. government sponsored enterprises	676,062	753,546	614,886	568,346	472,920
States and political subdivisions	57,670	70,393	79,764	75,728	80,806
Mortgage-backed securities and collateralized mortgage obligations-residential	66,333	67,334	73,567	74,451	24,165
Corporate bonds	103,194	116,561	115,504	118,762	84,476
Other securities	7,522	7,632	7,880	7,874	7,870
Total securities available for sale	910,781	1,015,466	891,601	845,161	670,237

Held to maturity securities:
Mortgage-backed securities-residential	105,509	112,315	122,654	136,014	152,920
Corporate bonds	49,019	59,036	69,058	69,105	69,152
Total held to maturity securities	154,528	171,351	191,712	205,119	222,072

Loans:
Commercial	249,124	250,851	258,253	258,202	258,214
Residential mortgage loans	1,876,699	1,813,611	1,801,042	1,795,851	1,782,410
Home equity line of credit	298,314	290,829	291,287	289,556	285,123
Installment loans	3,837	3,838	4,683	4,517	4,477
Loans, net of deferred fees and costs	2,427,974	2,359,129	2,355,265	2,348,126	2,330,224
Less:
Allowance for loan losses	45,561	43,680	41,911	40,829	39,231
Net loans	2,382,413	2,315,449	2,313,354	2,307,297	2,290,993

Bank premises and equipment, net	36,032	36,275	36,632	37,162	37,230
Other assets	65,696	78,761	77,235	66,253	66,565

Total assets	$4,070,326	4,007,890	3,954,784	3,831,522	3,828,904

LIABILITIES:
Deposits:
Demand	$259,459	247,803	251,091	251,532	258,215
Interest-bearing checking	461,976	443,133	441,520	421,687	421,705
Savings accounts	891,181	859,799	774,366	735,814	711,580
Money market deposit accounts	638,774	626,669	602,803	574,925	513,920
Certificates of deposit (in denominations of $100,000 or more)	453,303	455,563	456,837	445,474	464,811
Other time accounts	947,838	960,074	1,027,470	1,003,912	1,066,303
Total deposits	3,652,531	3,593,041	3,554,087	3,433,344	3,436,534

Short-term borrowings	128,807	137,710	124,615	116,774	116,669
Accrued expenses and other liabilities	20,039	18,667	20,642	20,233	20,512

Total liabilities	3,801,377	3,749,418	3,699,344	3,570,351	3,573,715

SHAREHOLDERS' EQUITY:
Capital stock par value $1	83,166	83,166	83,166	83,166	83,166
Surplus	126,196	126,638	126,982	127,499	127,987
Undivided profits	113,782	111,093	108,780	106,952	103,647
Accumulated other comprehensive income (loss), net of tax	2,846	(4,176)	(4,119)	4,215	2,284
Treasury stock at cost	(57,041)	(58,249)	(59,369)	(60,661)	(61,895)

Total shareholders' equity	268,949	258,472	255,440	261,171	255,189

Total liabilities and shareholders' equity	$4,070,326	4,007,890	3,954,784	3,831,522	3,828,904

Outstanding shares (thousands)	77,367	77,244	77,130	76,999	76,873

NONPERFORMING ASSETS

(dollars in thousands)
(Unaudited)

Nonperforming Assets
06/30/11	03/31/11	12/31/10	09/30/10	06/30/10
New York and other states*
Loans in nonaccrual status:
Commercial	$5,090	5,697	5,743	3,863	4,085
Real estate mortgage - 1 to 4 family	24,148	22,712	21,036	18,882	15,625
Installment	13	13	20	33	19
Total non-accrual loans	29,251	28,422	26,799	22,778	19,729
Restructured real estate mortgages - 1 to 4 family	324	330	336	341	386
Total nonperforming loans	29,575	28,752	27,135	23,119	20,115
Other real estate owned	725	1,481	1,977	2,001	1,669
Total nonperforming assets	$30,300	30,233	29,112	25,120	21,784

Florida
Loans in nonaccrual status:
Commercial	$7,186	7,786	8,281	10,676	11,024
Real estate mortgage - 1 to 4 family	12,770	13,860	13,397	16,793	18,729
Installment	-	-	1	-	2
Total non-accrual loans	19,956	21,646	21,679	27,469	29,755
Restructured real estate mortgages - 1 to 4 family	-	-	-	-	-
Total nonperforming loans	19,956	21,646	21,679	27,469	29,755
Other real estate owned	4,119	5,219	5,439	3,154	3,732
Total nonperforming assets	$24,075	26,865	27,118	30,623	33,487

Total
Loans in nonaccrual status:
Commercial	$12,276	13,483	14,024	14,539	15,109
Real estate mortgage - 1 to 4 family	36,918	36,572	34,433	35,675	34,354
Installment	13	13	21	33	21
Total non-accrual loans	49,207	50,068	48,478	50,247	49,484
Restructured real estate mortgages - 1 to 4 family	324	330	336	341	386
Total nonperforming loans	49,531	50,398	48,814	50,588	49,870
Other real estate owned	4,844	6,700	7,416	5,155	5,401
Total nonperforming assets	$54,375	57,098	56,230	55,743	55,271

Quarterly Net Chargeoffs
06/30/11	03/31/11	12/31/10	09/30/10	06/30/10
New York and other states*
Commercial	$(32)	50	24	116	(33)
Real estate mortgage - 1 to 4 family	679	899	1,104	771	785
Installment	8	9	33	(16)	16
Total net chargeoffs	$655	958	1,161	871	768

Florida
Commercial	$599	(3)	(66)	182	4,448
Real estate mortgage - 1 to 4 family	1,715	1,876	3,323	3,247	2,141
Installment	-	-	-	2	2
Total net chargeoffs	$2,314	1,873	3,257	3,431	6,591

Total
Commercial	$567	47	(42)	298	4,415
Real estate mortgage - 1 to 4 family	2,394	2,775	4,427	4,018	2,926
Installment	8	9	33	(14)	18
Total net chargeoffs	$2,969	2,831	4,418	4,302	7,359

Asset Quality Ratios
06/30/11	03/31/11	12/31/10	09/30/10	06/30/10
Total nonperforming loans(1)	$49,531	50,398	48,814	50,588	49,870
Total nonperforming assets(1)	54,375	57,098	56,230	55,743	55,271
Total net chargeoffs(2)	2,969	2,831	4,418	4,302	7,359

Allowance for loan losses(1)	45,561	43,680	41,911	40,829	39,231

Nonperforming loans to total loans(1)	2.04%	2.14%	2.07%	2.15%	2.14%
Nonperforming assets to total assets(1)	1.34%	1.42%	1.42%	1.44%	1.44%
Allowance for loan losses to total loans(1)	1.88%	1.85%	1.78%	1.74%	1.68%
Coverage ratio(1)	92.0%	86.7%	85.9%	80.7%	78.7%
Annualized net chargeoffs to average loans(2)	0.50%	0.48%	0.75%	0.74%	1.28%
Allowance for loan losses to annualized net chargeoffs(2)	3.8	x	3.9	x	2.4	x	2.4	x	1.3	x

* Includes New York, New Jersey, Vermont and Massachusetts.
(1)	At period-end
(2)	For the period ended

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Three months ended			Three months ended
(Unaudited)	June 30, 2011			June 30, 2010
	Average	Interest	Average	Average	Interest	Average
	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$739,545	3,791	2.05%	$506,203	3,588	2.84%
Mortgage backed securities and collateralized mortgage obligations-residential	66,089	622	3.76	79,617	944	4.74
State and political subdivisions	60,668	939	6.19	80,817	1,352	6.55
Corporate bonds	112,193	1,081	3.85	98,891	1,105	4.47
Other	7,547	89	4.77	7,827	64	3.27

Total securities available for sale	986,042	6,522	2.65	773,355	7,053	3.63

Federal funds sold and other short-term Investments	400,460	254	0.25	363,821	228	0.25

Held to maturity securities:
U. S. government sponsored enterprises	-	-	0.00	8,485	50	2.34
Corporate bonds	52,269	595	4.56	69,175	802	4.64
Mortgage backed securities-residential	108,983	1,240	4.55	161,152	1,455	3.61

Total held to maturity securities	161,252	1,835	4.55	238,812	2,307	3.86

Commercial loans	250,347	3,675	5.87	265,947	3,906	5.88
Residential mortgage loans	1,843,831	25,646	5.56	1,751,748	25,345	5.79
Home equity lines of credit	294,180	2,728	3.72	283,328	2,577	3.65
Installment loans	3,501	143	16.42	4,155	156	15.07

Loans, net of unearned income	2,391,859	32,192	5.38	2,305,178	31,984	5.55

Total interest earning assets	3,939,613	40,803	4.14	3,681,166	41,572	4.52

Allowance for loan losses	(45,261)			(41,058)
Cash & non-interest earning assets	144,866			148,616

Total assets	$4,039,218			$3,788,724

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$459,678	70	0.06%	$416,232	172	0.17%
Money market accounts	630,352	1,184	0.75	498,980	1,342	1.08
Savings	877,503	885	0.40	698,322	857	0.49
Time deposits	1,402,890	4,099	1.17	1,537,251	6,432	1.68

Total interest bearing deposits	3,370,423	6,238	0.74	3,150,785	8,803	1.12
Short-term borrowings	130,275	382	1.18	119,401	455	1.53

Total interest bearing liabilities	3,500,698	6,620	0.76	3,270,186	9,258	1.14

Demand deposits	256,373			249,422
Other liabilities	17,326			17,116
Shareholders' equity	264,821			252,000

Total liabilities and shareholders' equity	$4,039,218			$3,788,724

Net interest income , tax equivalent		34,183			32,314

Net interest spread			3.38%			3.38%

Net interest margin (net interest income to total interest earning assets)			3.47%			3.51%

Tax equivalent adjustment		(307)			(469)

Net interest income		33,876			31,845

DISTRIBUTION OF ASSETS, LIABILITIES AND SHAREHOLDERS' EQUITY-
INTEREST RATES AND INTEREST DIFFERENTIAL

(dollars in thousands)	Six months ended			Six months ended
(Unaudited)	June 30, 2011			June 30, 2010

	Average	Interest	Average	Average	Interest	Average
(dollars in thousands)	Balance		Rate	Balance		Rate

Assets

Securities available for sale:
U. S. government sponsored enterprises	$704,922	6,990	1.98%	$496,282	7,185	2.90%
Mortgage backed securities and collateralized mortgage obligations-residential	67,927	1,230	3.62	89,582	2,114	4.72
State and political subdivisions	66,965	2,098	6.26	84,433	2,801	6.63
Corporate bonds	114,462	2,220	3.88	92,478	2,151	4.65
Other	7,635	150	3.97	7,556	182	4.82

Total securities available for sale	961,911	12,688	2.64	770,331	14,433	3.75

Federal funds sold and other short-term Investments	399,826	500	0.25	270,035	392	0.29

Held to maturity securities:
U. S. government sponsored enterprises	-	-	0.00	40,772	487	2.39
Corporate bonds	57,241	1,310	4.58	71,020	1,645	4.63
Mortgage backed securities-residential	113,202	2,428	4.29	171,484	2,700	3.15

Total held to maturity securities	170,443	3,738	4.39	283,276	4,832	3.41

Commercial loans	251,897	7,352	5.84	269,988	8,005	5.93
Residential mortgage loans	1,823,662	50,835	5.57	1,739,089	50,335	5.79
Home equity lines of credit	292,433	5,394	3.72	281,728	5,087	3.64
Installment loans	3,697	295	16.12	4,261	318	15.06

Loans, net of unearned income	2,371,689	63,876	5.39	2,295,066	63,745	5.56

Total interest earning assets	3,903,869	80,802	4.14	3,618,708	83,402	4.61

Allowance for loan losses	(44,418)			(39,906)
Cash & non-interest earning assets	144,605			146,398

Total assets	$4,004,056			$3,725,200

Liabilities and shareholders' equity

Deposits:
Interest bearing checking accounts	$445,712	135	0.06%	$404,492	341	0.17%
Money market accounts	623,633	2,411	0.78	467,760	2,621	1.13
Savings	847,211	1,818	0.43	685,133	1,666	0.49
Time deposits	1,427,605	8,542	1.21	1,536,240	13,251	1.74

Total interest bearing deposits	3,344,161	12,906	0.78	3,093,625	17,879	1.17
Short-term borrowings	130,121	789	1.22	117,978	911	1.56

Total	82,084	816	2.00	82,084	816	2.00

Total interest bearing liabilities	3,474,282	13,695	0.79	3,211,603	18,790	1.18

Demand deposits	250,924			246,230
Other liabilities	17,439			16,768
Shareholders' equity	261,411			250,599

Total liabilities and shareholders' equity	$4,004,056			$3,725,200

Net interest income , tax equivalent		67,107			64,612

Net interest spread			3.35%			3.43%

Net interest margin (net interest income to total interest earning assets)			3.43%			3.57%

Tax equivalent adjustment		(689)			(971)

Net interest income		66,418			63,641

Non-GAAP Financial Measures Reconciliation

Tangible book value per share and tangible equity as a percentage of tangible assets at period end are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible equity and tangible assets by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. We calculate tangible book value per share by dividing tangible equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing shareholders’ equity by common shares outstanding. We calculate tangible equity as a percentage of tangible assets at period end by dividing tangible equity by tangible assets at period end. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios.

The efficiency ratio is a non-GAAP measure of expense control relative to recurring revenue.  We calculate the efficiency ratio by dividing total noninterest expenses as determined under GAAP, but excluding other real estate expense, net, which we refer to below as recurring expense, by net interest income (fully taxable equivalent) and total noninterest income as determined under GAAP, but excluding net gains on securities from this calculation, which we refer to below as recurring revenue.  We believe that this provides one reasonable measure of core expenses relative to core revenue.

We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity, tangible book value per share and efficiency ratio to the underlying GAAP numbers is set forth below.

Non-GAAP Financial Measures Reconciliation

(dollars in thousands, except per share amounts)
(Unaudited)
	06/30/11	03/31/11	12/31/10	09/30/10	06/30/10
Tangible Book Value Per Share

Equity	$268,949	258,472	255,440	261,171	255,189
Less: intangible assets	553	553	553	553	553
Tangible equity	268,396	257,919	254,887	260,618	254,636

Shares outstanding	77,367	77,244	77,130	76,999	76,873
Tangible book value per share	3.47	3.34	3.30	3.38	3.31
Book value per share	3.48	3.35	3.31	3.39	3.32

Tangible Equity to Tangible Assets
Total Assets	4,070,326	4,007,890	3,954,784	3,831,522	3,828,904
Less: intangible assets	553	553	553	553	553
Tangible assets	4,069,773	4,007,337	3,954,231	3,830,969	3,828,351

Tangible Equity to Tangible Assets	6.59%	6.44%	6.45%	6.80%	6.65%
Equity to Assets	6.61%	6.45%	6.46%	6.82%	6.66%

Efficiency Ratio

Net interest income (fully taxable equivalent)	$34,183	32,924	32,353	31,998	32,314
Non-interest income	4,571	4,271	4,597	4,839	5,651
Less: Net gain on securities	851	287	877	934	1,537
Recurring revenue	37,903	36,908	36,073	35,903	36,428

Total Noninterest expense	21,552	20,846	20,656	18,984	19,235
Less: Other real estate expense, net	2,095	1,590	1,447	1,371	794
Recurring expense	19,457	19,256	19,209	17,613	18,441

Efficiency Ratio	51.33%	52.18%	53.25%	49.06%	50.62%

15